SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported):  July 11, 1997



                     GLENGATE APPAREL, INC.
     (Exact name of registrant as specified in its charter)


New Jersey               33-72880                 22-3266971
----------------    -------------------     --------------------
(State or other     (Commission File         (I.R.S. Employer
Jurisidction of     Number)                  Identification No.)
incorporation)


207 Sheffield Street
Mountainside, New Jersey             07092
-------------------------          ----------
(Address of principal              (Zip Code)
executive offices)




Registrant's telephone number, including area code:  (908) 518-0006















ITEM 1 TO ITEM 4:  None.


ITEM 5:   OTHER EVENTS

On July 11, 1997, the stockholders of GlenGate Apparel, Inc. (the "Company") at a Special Meeting of Stockholders approved and adopted an amendment to the Company's certificate of incorporation to increase the number of shares of the Company's common stock authorized for issuance thereunder from 10,000,000 to 17,000,000 (the "Amendment"). The Board of Directors considers it advisable to have additional shares of the Company's common stock available for use for future financings and other corporate purposes.


ITEM 6:  None.


ITEM 7:  Exhibits

     3.1 - Certificate of Amendment to the Certificate of
Incorporation of GlenGate Apparel, Inc.

ITEM 8:  None.






























                         SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GLENGATE APPAREL, INC.



July 11, 1997                      By: /s/ George J. Gatesy
                                       ------------------------
                                        George J. Gatesy
                                        President